This material is for your information and none of Merrill Lynch, Pierce, Fenner
& Smith Incorporated, Countrywide Securities Corporation, KeyBanc Capital
Markets, a Division of McDonald Investments Inc., IXIS Securities North America
Inc., Morgan Stanley & Co. Incorporated or Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete.
The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, any securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MLMT 2005-CKI1               11/18/05

LOANS GOING INTO A1 (PRIN WINDOW: 1-56)

LOAN /                                    CUTOFF BALANCE               CUTOFF LTV         REMAINING
PROPERTY ORIGINATOR PROPERTY NAME         (12/1/2005)    PROPERTY TYPE    (%)     UW DSCR   TERM

Loan     MLML       Lodgian Portfolio 4   53,653,085.69  Hospitality      57.0    1.79       43        Only Part of Loan in Balloon

LOANS GOING INTO A1D  (PRIN WINDOW: 1-56)

                                          CUTOFF BALANCE               CUTOFF LTV         REMAINING
LOAN /   ORIGINATOR PROPERTY NAME         (12/1/2005)    PROPERTY TYPE    (%)     UW DSCR   TERM
PROPERTY

Loan     MLML       Lodgian Portfolio 4   53,653,085.69  Hospitality      57.0    1.79       43        Only Part of Loan in Balloon

LOANS GOING INTO A2 (PRIN WINDOW: 56-59)

LOAN /                                                                       CUTOFF BALANCE               CUTOFF LTV
PROPERTY ORIGINATOR                    PROPERTY NAME                         (12/1/2005)    PROPERTY TYPE    (%)

Loan     CRF                           Younan Portfolio - Dallas              80,000,000.00 Office           71.4
Loan     MLML                          Alameda Self Storage                    2,250,000.00 Self Storage     26.4
Loan     CRF                           Galleria Self Storage                   4,640,794.47 Self Storage     74.5
Loan     CRF                           Sundance Self Storage                   4,191,630.89 Self Storage     63.4
Loan     IXIS Real Estate Capital Inc. International Home Furnishings Center 100,000,000.00 Other            30.1

LOAN /                                                                                REMAINING
PROPERTY ORIGINATOR                    PROPERTY NAME                          UW DSCR   TERM

Loan     CRF                           Younan Portfolio - Dallas              1.38       57
Loan     MLML                          Alameda Self Storage                   1.54       57
Loan     CRF                           Galleria Self Storage                  1.34       58
Loan     CRF                           Sundance Self Storage                  1.32       58
Loan     IXIS Real Estate Capital Inc. International Home Furnishings Center  6.16       59        Only Part of Loan in Balloon

LOANS GOING INTO A3 (PRIN WINDOW: 80-81)

LOAN /                                                     CUTOFF BALANCE                 CUTOFF LTV
PROPERTY ORIGINATOR PROPERTY NAME                          (12/1/2005)    PROPERTY TYPE       (%)    UW DSCR

Loan     CRF        Oak Brook International Office Center  28,750,000.00  Office             69.3    1.94
Loan     CRF        Midori & Holcomb Place                 16,500,000.00  Office             71.1    1.52
Loan     MLML       Galileo NXL Retail Portfolio 2         99,000,000.00  Retail             73.1    1.83
Loan     CRF        Grayson Corners Shopping Center         3,886,801.80  Retail             67.6    1.85
Loan     MLML       Regents Plaza                           3,170,000.00  Retail             56.4    1.46
Loan     Key        Hudson Park                            41,556,310.25  Multifamily        57.3    1.37

LOAN /                                                     REMAINING
PROPERTY ORIGINATOR PROPERTY NAME                            TERM

Loan     CRF        Oak Brook International Office Center     80        Only Part of Loan in Balloon
Loan     CRF        Midori & Holcomb Place                    80        Only Part of Loan in Balloon
Loan     MLML       Galileo NXL Retail Portfolio 2            81        Only Part of Loan in Balloon
Loan     CRF        Grayson Corners Shopping Center           81        Only Part of Loan in Balloon
Loan     MLML       Regents Plaza                             81        Only Part of Loan in Balloon
Loan     Key        Hudson Park                               81        Only Part of Loan in Balloon

LOANS GOING INTO ASB (PRIN WINDOW: 59-110)

LOAN /                                                                          CUTOFF BALANCE                 CUTOFF LTV
PROPERTY ORIGINATOR                    PROPERTY NAME                           (12/1/2005)      PROPERTY TYPE      (%)

Loan     IXIS Real Estate Capital Inc. International Home Furnishings Center    100,000,000.00  Other           30.1
Loan     Key                           Social Security Administration Building    6,236,085.00  Office          64.3
Loan     CRF                           Oak Brook International Office Center     28,750,000.00  Office          69.3
Loan     CRF                           Midori & Holcomb Place                    16,500,000.00  Office          71.1
Loan     MLML                          Galileo NXL Retail Portfolio 2            99,000,000.00  Retail          73.1
Loan     CRF                           Grayson Corners Shopping Center            3,886,801.80  Retail          67.6
Loan     MLML                          Regents Plaza                              3,170,000.00  Retail          56.4
Loan     Key                           Hudson Park                               41,556,310.25  Multifamily     57.3
Loan     MLML                          Glendale Galleria                        153,624,512.18  Retail          44.3
Loan     CRF                           Pecanland Commons Shopping Center         11,500,000.00  Retail          72.3
Loan     MLML                          Lowe Tyson's Corner                       68,000,000.00  Office          67.3

LOAN /                                                                                  REMAINING
PROPERTY ORIGINATOR                    PROPERTY NAME                            UW DSCR   TERM

Loan     IXIS Real Estate Capital Inc. International Home Furnishings Center    6.16       59        Only Part of Loan in Balloon
Loan     Key                           Social Security Administration Building  1.78       75
Loan     CRF                           Oak Brook International Office Center    1.94       80        Only Part of Loan in Balloon
Loan     CRF                           Midori & Holcomb Place                   1.52       80        Only Part of Loan in Balloon
Loan     MLML                          Galileo NXL Retail Portfolio 2           1.83       81        Only Part of Loan in Balloon
Loan     CRF                           Grayson Corners Shopping Center          1.85       81        Only Part of Loan in Balloon
Loan     MLML                          Regents Plaza                            1.46       81        Only Part of Loan in Balloon
Loan     Key                           Hudson Park                              1.37       81        Only Part of Loan in Balloon
Loan     MLML                          Glendale Galleria                        1.86       82        Only Part of Loan in Balloon
Loan     CRF                           Pecanland Commons Shopping Center        1.25       82        Only Part of Loan in Balloon
Loan     MLML                          Lowe Tyson's Corner                      1.26       83        Only Part of Loan in Balloon

LOANS GOING INTO A4 (PRIN WINDOW: 81-83)

LOAN /                                                CUTOFF BALANCE                CUTOFF LTV              REMAINING
PROPERTY ORIGINATOR PROPERTY NAME                     (12/1/2005)     PROPERTY TYPE       (%)       UW DSCR   TERM

Loan     MLML       Galileo NXL Retail Portfolio 2     99,000,000.00  Retail             73.1       1.83       81
Loan     CRF        Grayson Corners Shopping Center     3,886,801.80  Retail             67.6       1.85       81
Loan     MLML       Regents Plaza                       3,170,000.00  Retail             56.4       1.46       81
Loan     Key        Hudson Park                        41,556,310.25  Multifamily        57.3       1.37       81
Loan     MLML       Glendale Galleria                 153,624,512.18  Retail             44.3       1.86       82
Loan     CRF        Pecanland Commons Shopping Center  11,500,000.00  Retail             72.3       1.25       82
Loan     MLML       Lowe Tyson's Corner                68,000,000.00  Office             67.3       1.26       83

LOAN /
PROPERTY ORIGINATOR PROPERTY NAME

Loan     MLML       Galileo NXL Retail Portfolio 2    Only Part of Loan in Balloon
Loan     CRF        Grayson Corners Shopping Center   Only Part of Loan in Balloon
Loan     MLML       Regents Plaza                     Only Part of Loan in Balloon
Loan     Key        Hudson Park                       Only Part of Loan in Balloon
Loan     MLML       Glendale Galleria                 Only Part of Loan in Balloon
Loan     CRF        Pecanland Commons Shopping Center Only Part of Loan in Balloon
Loan     MLML       Lowe Tyson's Corner               Only Part of Loan in Balloon

LOANS GOING INTO A1A (G2: PRIN WINDOW 1-117)

                                                                                                              CUTOFF
LOAN /                                                               CUTOFF BALANCE                            LTV
PROPERTY ORIGINATOR PROPERTY NAME                                    (12/1/2005)     PROPERTY TYPE             (%)       UW DSCR

Loan     Key        Chase Village Apartments                         35,000,000.00   Multifamily               74.2      1.67
Loan     Key        Branbury Apartments                              20,000,000.00   Multifamily               79.1      1.61
Loan     MLML       Lindell Towers                                   17,430,000.00   Multifamily               74.1      1.33
Loan     MLML       Carmel Woods                                     16,243,943.68   Multifamily               79.8      1.34
Loan     CRF        Westwood Estates Manufactured Housing Community  15,000,000.00   Manufactured Housing      70.1      1.40
Loan     CRF        Worthing Place Apartments                        10,880,000.00   Multifamily               79.6      1.28
Loan     MLML       In Town Lofts                                     8,990,600.78   Multifamily               73.7      1.20
Loan     Key        Cross Creek Villas                                7,000,000.00   Multifamily               80.0      1.23
Loan     MLML       Campus Walk Apartments                            6,700,000.00   Multifamily               63.2      2.05
Loan     CRF        39-41 North Fullerton Apartments                  4,490,496.66   Multifamily               57.2      1.32
Loan     CRF        Maryland Gardens                                  4,350,000.00   Multifamily               69.0      1.20
Loan     CRF        Whispering Woods Apartments                       4,200,000.00   Multifamily               79.2      1.36
Loan     MLML       Strawberry Fields                                 3,528,044.17   Multifamily               79.3      1.45
Loan     CRF        Glen Arbor Apartments                             2,125,000.00   Multifamily               67.5      1.25

LOAN /                                                               REMAINING
PROPERTY ORIGINATOR PROPERTY NAME                                     TERM

Loan     Key        Chase Village Apartments                          117
Loan     Key        Branbury Apartments                               118
Loan     MLML       Lindell Towers                                    120
Loan     MLML       Carmel Woods                                      118
Loan     CRF        Westwood Estates Manufactured Housing Community   117
Loan     CRF        Worthing Place Apartments                         118
Loan     MLML       In Town Lofts                                     118
Loan     Key        Cross Creek Villas                                117
Loan     MLML       Campus Walk Apartments                            117
Loan     CRF        39-41 North Fullerton Apartments                  118
Loan     CRF        Maryland Gardens                                  117
Loan     CRF        Whispering Woods Apartments                       116
Loan     MLML       Strawberry Fields                                 117
Loan     CRF        Glen Arbor Apartments                             116

                                                                                                               CUTOFF
LOAN /   LOAN                                                                   CUTOFF BALANCE                  LTV    UW  REMAINING
PROPERTY GROUP  ORIGINATOR        PROPERTY NAME                                  (12/1/2005)     PROPERTY TYPE  (%)    DSCR   TERM

Loan     1       MLML              Galileo NXL Retail Portfolio                 208,000,000.00 Retail        72.4   1.81    117
Loan     1       MLML              Ashford Hotel Portfolio                      160,490,000.00 Hospitality   76.0   1.51    115
Loan     1       MLML              Glendale Galleria                            153,624,512.18 Retail        44.3   1.86    82
Loan     1       CRF               Louisiana Boardwalk                          128,000,000.00 Retail        79.0   1.26    117
Loan     1       IXIS Real Estate  International Home Furnishings Center        100,000,000.00 Other         30.1   6.16    59
                 Capital Inc.
Loan     1       MLML              Galileo NXL Retail Portfolio 2                99,000,000.00 Retail        73.1   1.83    81
Loan     1       CRF               Chase Manhattan Centre                        97,293,655.41 Office        79.1   1.27    118
Loan     1       CRF               Younan Portfolio - Dallas                     80,000,000.00 Office        71.4   1.38    57
Loan     1       MLML              Lowe Tyson's Corner                           68,000,000.00 Office        67.3   1.26    83
Loan     1       MLML              Stafford Marketplace Shopping Center          60,364,794.31 Retail        75.1   1.20    118
Loan     1       MLML              Lodgian Portfolio 4                           53,653,085.69 Hospitality   57.0   1.79    43
Loan     1       CRF               Tharaldson Portfolio IIIA                     51,759,253.29 Hospitality   72.1   1.60    117
Loan     1       MLML              Quads 345/Allred Cotton Center                51,000,000.00 Industrial    72.9   1.27    110
Loan     1       CRF               EDS Portfolio                                 49,120,000.00 Office        75.4   1.50    118
Loan     1       MLML              Westminster City Center                       47,000,000.00 Retail        72.5   1.56    117
Loan     1       Key               Hudson Park                                   41,556,310.25 Multifamily   57.3   1.37    81
Loan     1       MLML              Fresh Direct Warehouse                        40,000,000.00 Industrial    71.2   1.47    120
Loan     2       Key               Chase Village Apartments                      35,000,000.00 Multifamily   74.2   1.67    117
Loan     1       CRF               625 Broadway and 909 Prospect                 34,876,967.02 Various       69.0   1.28    117
Loan     1       MLML              Empire Shopping Center                        33,500,000.00 Retail        76.6   1.29    114
Loan     1       CRF               Blue Cross Building                           31,709,070.93 Office        50.3   1.59    181
Loan     1       CRF               Oak Brook International Office Center         28,750,000.00 Office        69.3   1.94    80
Loan     1       MLML              First Energy Office Building                  26,945,399.74 Office        74.4   1.33    118
Loan     1       MLML              U-Haul Self Storage Portfolio V               26,081,679.76 Self Storage  76.7   1.45    115
Loan     1       CRF               The Courtyard on Wilshire                     26,000,000.00 Office        72.7   1.23    118
Loan     1       MLML              U-Haul Self Storage Portfolio VI              25,799,715.65 Self Storage  71.3   1.47    115
Loan     1       MLML              U-Haul Self Storage Portfolio VII             25,600,156.55 Self Storage  73.8   1.46    115
Loan     1       CRF               Meidinger Tower                               25,500,000.00 Office        77.5   1.22    117
Loan     1       MLML              Greenwich Avenue Portfolio                    25,000,000.00 Various       51.4   1.54    117
Loan     1       MLML              Massapequa Shopping Center Portfolio          24,000,000.00 Retail        76.9   1.32    118
Loan     1       CRF               Browntown and Millburn Plaza Portfolio        23,749,951.90 Retail        76.9   1.25    118
Loan     1       MLML              Fountain Square                               23,360,000.00 Retail        80.0   1.20    119
Loan     1       MLML              Parkway Crossing East                         23,200,000.00 Retail        78.3   1.30    113
Loan     1       CRF               Perkins Rowe Medical Office Center            22,400,000.00 Office        80.0   1.25    119
Loan     1       CRF               Signature Pavilion                            21,500,000.00 Retail        63.2   1.36    119
Loan     1       CRF               156 William Street                            21,000,000.00 Office        51.2   1.76    116
Loan     1       MLML              Rubio Plaza                                   20,960,000.00 Office        80.0   1.25    119
Loan     1       CRF               The Lakes at Thousand Oaks                    20,500,000.00 Retail        77.1   1.30    119
Loan     1       CRF               Simmons Market Place                          20,400,000.00 Retail        79.4   1.23    113
Loan     1       MLML              The Plaza                                     20,000,000.00 Multifamily   24.1   4.51    116
Loan     2       Key               Branbury Apartments                           20,000,000.00 Multifamily   79.1   1.61    118
Loan     1       MLML              Marquee Place                                 19,978,618.72 Mixed Use     74.3   1.34    119
Loan     1       CRF               120 Bloomingdale                              19,500,000.00 Office        75.0   1.22    118
Loan     1       MLML              Cooper Point Pavillion                        19,400,000.00 Retail        75.6   1.26    116
Loan     1       MLML              Inverness Heights Shopping Center             18,200,000.00 Retail        79.1   1.08    113
Loan     2       MLML              Lindell Towers                                17,430,000.00 Multifamily   74.1   1.33    120
Loan     1       CRF               Pageantry West Office Park                    16,705,000.00 Office        66.0   1.40    118
Loan     1       MLML              Wayzata Executive Park                        16,540,898.53 Office        79.9   1.21    119
Loan     1       CRF               Midori & Holcomb Place                        16,500,000.00 Office        71.1   1.52    80
Loan     2       MLML              Carmel Woods                                  16,243,943.68 Multifamily   79.8   1.34    118
Loan     1       MLML              Klahanie Village Shopping Center              15,967,229.77 Retail        69.4   1.30    118
Loan     1       CRF               Inducon Portfolio                             15,870,000.00 Office        78.2   1.38    119
Loan     1       MLML              Summit Office Park                            15,453,306.28 Office        76.7   1.30    117
Loan     1       Key               Orchard Hardware Plaza                        15,400,000.00 Retail        78.6   1.25    117
Loan     1       CRF               Pecos Pebble Office Park                      15,166,002.53 Office        79.8   1.37    118
Loan     1       CRF               Green Valley Technical Plaza                  15,000,000.00 Office        64.9   1.55    118
Loan     2       CRF               Westwood Estates Manufactured Housing         15,000,000.00 Manufactured
                                   Community                                                   Housing       70.1   1.40    117
Loan     1       MLML              Temple Inland Industrial Portfolio            14,970,265.93 Industrial    58.8   1.66    118
Loan     1       MLML              Del Mar Heights Village                       14,950,000.00 Mixed Use     58.9   1.27    119
Loan     1       Key               The Shoppes at Plantation                     14,025,000.00 Retail        79.5   1.23    118
Loan     1       MLML              Valley Mack Plaza                             13,500,000.00 Retail        73.0   1.11    114
Loan     1       CRF               Tustin MOB I & II                             13,484,630.19 Office        72.5   1.37    119
Loan     1       MLML              Crown Valley Center                           13,000,000.00 Retail        73.1   1.27    115
Loan     1       CRF               1100 Buckingham Street                        12,883,074.84 Industrial    71.6   1.35    116
Loan     1       Key               Raymour & Flanigan Showroom                   11,926,846.20 Retail        76.0   1.40    116

Loan     1       MLML              390 East H Street                              11,900,000.00 Retail        65.2   1.20    117
Loan     1       CRF               Islands Village Shopping Center                11,650,000.00 Retail        68.9   1.42    117
Loan     1       MLML              Hi Desert Plaza                                11,500,000.00 Retail        65.0   1.53    114
Loan     1       CRF               Pecanland Commons Shopping Center              11,500,000.00 Retail        72.3   1.25    82
Loan     1       CRF               Wal-Mart - Villa Rica                          11,000,000.00 Retail        73.3   1.22    117
Loan     1       CRF               Cosmo Lofts                                    11,000,000.00 Multifamily   76.9   1.33    118
Loan     1       MLML              IDT Building                                   10,966,126.51 Industrial    79.5   1.55    117
Loan     2       CRF               Worthing Place Apartments                      10,880,000.00 Multifamily   79.6   1.28    118
Loan     1       Key               Holden Commons Shopping Center                 10,875,000.00 Retail        75.0   1.28    117
Loan     1       Key               Aurora Highlands                               10,820,000.00 Retail        82.6   1.21    118
Loan     1       MLML              Lake Frederica Shopping Center                 10,788,223.20 Retail        76.2   1.20    119
Loan     1       MLML              Anthem Shopping Center                         10,765,587.83 Retail        73.2   1.31    117
Loan     1       MLML              Bridgeview Plaza                               10,000,000.00 Retail        80.0   1.39    118
Loan     1       CRF               Paramus - Medical                               9,511,593.40 Office        75.5   1.34    116
Loan     1       MLML              Regency Plaza                                   9,419,423.35 Retail        73.2   1.20    119
Loan     1       MLML              Marriott - Racine                               9,186,789.51 Hospitality   73.5   1.40    119
Loan     1       MLML              Sheldon Oaks                                    9,137,761.03 Multifamily   58.2   1.49    117
Loan     2       MLML              In Town Lofts                                   8,990,600.78 Multifamily   73.7   1.20    118
Loan     1       MLML              Wilderness Village Shopping Center              8,981,578.65 Retail        66.0   1.37    118
Loan     1       Key               St. Armand's Circle                             8,800,000.00 Retail        81.1   1.26    119
Loan     1       CRF               GroupVI - FCH Medical Bldg                      8,072,422.63 Office        76.2   1.46    117
Loan     1       CRF               Hampton Inn - Florida Mall                      8,025,204.79 Hospitality   69.8   1.74    118
Loan     1       MLML              Shallowford Exchange                            8,000,000.00 Retail        79.2   1.27    118
Loan     1       CRF               Cornerstone Center                              7,750,000.00 Retail        59.6   1.43    117
Loan     1       MLML              La Mesa Village Station                         7,184,359.55 Mixed Use     79.8   1.45    118
Loan     1       CRF               Blackwell Plaza Shopping Center                 7,111,954.23 Retail        79.9   1.31    119
Loan     1       CRF               Valencia Town Center Plaza                      7,075,827.26 Retail        63.7   1.44    117
Loan     1       MLML              Yarbrough Plaza                                 7,000,000.00 Retail        78.3   1.59    119
Loan     2       Key               Cross Creek Villas                              7,000,000.00 Multifamily   80.0   1.23    117
Loan     1       MLML              Pleasonton Park 131                             6,984,953.98 Office        69.8   1.34    118
Loan     1       MLML              Crimson Canyon Building                         6,800,000.00 Office        80.0   1.26    116
Loan     1       CRF               Mainplace Merced                                6,777,447.19 Retail        66.1   1.38    117
Loan     2       MLML              Campus Walk Apartments                          6,700,000.00 Multifamily   63.2   2.05    117
Loan     1       CRF               "K-Mart - Bishop, CA"                           6,627,944.69 Retail        65.9   1.61    117
Loan     1       MLML              Hampton Inn - College Park                      6,490,438.58 Hospitality   64.9   1.45    119
Loan     1       MLML              I-5 Corporate Center                            6,400,000.00 Industrial    71.3   1.33    118
Loan     1       CRF               Wendover Ridge Shopping Center                  6,400,000.00 Retail        78.0   1.33    119
Loan     1       Key               Westchester Neighborhood School                 6,386,883.43 Office        59.4   1.47    118
Loan     1       MLML              Bridgeville Crossing Shopping Center            6,380,847.60 Retail        78.3   1.25    118
Loan     1       MLML              Parkway Crossing                                6,325,362.83 Retail        68.8   1.33    115
Loan     1       MLML              Deer Park                                       6,309,742.31 Multifamily   37.1   2.01    177
Loan     1       Key               Social Security Administration Building         6,236,085.00 Office        64.3   1.78    75
Loan     1       Key               Cedar-Pine Grove Plaza                          6,178,335.37 Retail        71.2   1.42    117
Loan     1       CRF               Group VI-Creekside Medical                      6,079,809.69 Office        71.5   1.52    117
Loan     1       CRF               Holiday Inn Express Lompoc                      6,073,012.41 Hospitality   62.0   1.50    117
Loan     1       CRF               Laurel Inn                                      5,975,897.96 Hospitality   62.2   1.41    117
Loan     1       MLML              Wheatland Marketplace                           5,920,832.15 Retail        77.4   1.25    117
Loan     1       CRF               Carnivale/Project 84                            5,600,000.00 Industrial    73.7   1.26    118
Loan     1       CRF               Flamingo Self Storage                           5,525,000.00 Self Storage  64.6   1.53    116
Loan     1       MLML              Birchwood Health Care Center                    5,477,644.47 Multifamily   46.0   3.47    117
Loan     1       CRF               Laurel Village Shopping Center                  5,400,000.00 Retail        63.5   1.31    118
Loan     1       Key               Monroe Plaza Shopping Center                    5,357,102.56 Retail        70.5   1.47    117
Loan     1       Key               Columbia IV Shopping Center                     5,325,000.00 Retail        79.5   1.20    116
Loan     1       MLML              Riverwatch Commons                              5,194,570.88 Mixed Use     67.5   1.30    119
Loan     1       MLML              Walgreens and Uno Chicago Grill                 5,189,393.18 Retail        77.5   1.23    118
Loan     1       CRF               Latina Warehouse                                5,100,000.00 Industrial    68.0   1.26    118
Loan     1       MLML              Redwood Apartments                              4,994,129.82 Multifamily   79.9   1.28    119
Loan     1       MLML              Montano Shopping Center                         4,990,000.00 Retail        64.8   1.26    119
Loan     1       MLML              Camino Village Shopping Center                  4,989,154.62 Retail        72.3   1.26    118
Loan     1       MLML              Commerce Bank - Staten Island                   4,869,465.32 Retail        77.3   1.20    119
Loan     1       MLML              Avalon Town Center                              4,834,813.99 Retail        79.8   1.22    119
Loan     1       MLML              Princess Anne Executive Park                    4,794,877.21 Office        79.9   1.39    119
Loan     1       MLML              Parker Valley Center Lot 3                      4,750,000.00 Retail        79.2   1.21    119
Loan     1       MLML              Comfort Inn & Suites                            4,686,472.57 Hospitality   65.1   1.49    118
Loan     1       CRF               Galleria Self Storage                           4,640,794.47 Self Storage  74.5   1.34    58
Loan     1       CRF               Osco Plaza                                      4,550,000.00 Retail        79.1   1.20    117
Loan     2       CRF               39-41 North Fullerton Apartments                4,490,496.66 Multifamily   57.2   1.32    118
Loan     1       CRF               Plaza de las Brisas                             4,490,384.83 Retail        54.1   1.51    118
Loan     1       Key               Waterfall Plaza                                 4,481,149.30 Retail        75.6   1.25    116
Loan     2       CRF               Maryland Gardens                                4,350,000.00 Multifamily   69.0   1.20    117

Loan     1       MLML              The Harbor at Southaven                         4,320,000.00 Multifamily   80.0   1.21    118
Loan     1       MLML              East Towne Plaza                                4,300,000.00 Retail        75.4   1.33    118
Loan     1       CRF               Parkvale Medical Office Building                4,250,000.00 Office        69.7   1.42    118
Loan     2       CRF               Whispering Woods Apartments                     4,200,000.00 Multifamily   79.2   1.36    116
Loan     1       CRF               Sundance Self Storage                           4,191,630.89 Self Storage  63.4   1.32    58
Loan     1       MLML              National City Retail                            4,000,000.00 Retail        71.3   1.35    118
Loan     1       Key               Centennial-Hanford Center PH I-C                3,995,479.91 Retail        78.0   1.26    119
Loan     1       CRF               Moss VI Building                                3,895,467.83 Office        59.9   1.45    119
Loan     1       CRF               Grayson Corners Shopping Center                 3,886,801.80 Retail        67.6   1.85    81
Loan     2       MLML              Strawberry Fields                               3,528,044.17 Multifamily   79.3   1.45    117
Loan     1       MLML              Colorado First Building                         3,500,000.00 Office        64.8   1.31    118
Loan     1       MLML              Federal Express Building                        3,243,942.37 Industrial    73.7   1.37    118
Loan     1       CRF               Chimney Lakes Village                           3,219,265.74 Retail        74.9   1.35    117
Loan     1       MLML              Regents Plaza                                   3,170,000.00 Retail        56.4   1.46    81
Loan     1       CRF               GroupVI - 900 Westpark Drive                    3,029,937.96 Office        67.3   1.46    117
Loan     1       Key               Storage Depot                                   2,990,604.87 Self Storage  71.2   1.46    118
Loan     1       Key               Groveport Square Neighborhood Shopping Center   2,900,000.00 Retail        74.4   1.30    118
Loan     1       CRF               Imperial Medical Office Building                2,750,000.00 Office        70.5   1.29    116
Loan     1       MLML              CVS Thibodaux                                   2,744,388.21 Retail        74.7   1.29    118
Loan     1       MLML              Stoney Brook Commons                            2,641,251.86 Office        77.7   1.26    117
Loan     1       MLML              Tsern Retail                                    2,497,186.54 Retail        73.4   1.29    119
Loan     1       CRF               Brighton Lane Shopping Center                   2,437,893.00 Retail        70.7   1.26    117
Loan     1       MLML              La Quinta Lafayette                             2,346,737.35 Hospitality   67.0   1.66    119
Loan     1       MLML              Alameda Self Storage                            2,250,000.00 Self Storage  26.4   1.54    57
Loan     1       MLML              1500 McGowen                                    2,247,558.02 Office        71.4   1.35    119
Loan     1       CRF               Mondo Building                                  2,157,626.85 Office        69.6   1.40    119
Loan     2       CRF               Glen Arbor Apartments                           2,125,000.00 Multifamily   67.5   1.25    116
Loan     1       CRF               CVS Pharmacy - Sparta Road                      2,091,203.33 Retail        77.5   1.25    117
Loan     1       CRF               Fitch Building Complex                          2,000,000.00 Office        80.0   1.26    118
Loan     1       Key               South Jordan Self Storage                       1,993,231.69 Self Storage  56.1   1.46    117
Loan     1       CRF               Peachtree Crest Business Center - Building 3760 1,794,866.09 Industrial    74.8   1.46    117
Loan     1       CRF               Stirling Palm Plaza                             1,584,726.64 Retail        58.7   1.56    117
Loan     1       CRF               South Sherwood Square                           1,346,075.90 Retail        64.1   1.74    117
Loan     1       CRF               47 Louise Street                                  299,241.66 Industrial    19.3   2.85    118
                                                                               3,073,738,027.83
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